UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]	Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

MARGO CARIBE, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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MARGO CARIBE, INC.
ROAD 690, KILOMETER 5.8
VEGA ALTA, PUERTO RICO 00692
PROXY - ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael J. Spector and Juan B. Medina, and each of them severally, as proxies, with full power of substitution, to vote on behalf of the undersigned all of the shares of the Common Stock of MARGO CARIBE, INC., a Puerto Rico corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Piertrantoni Mendez & Alvarez LLP, Banco Popular Center, 19th Floor, 209 Munoz Rivera Avenue, San Juan, Puerto Rico on Friday, October 28, 2005 at 10:00 a.m. (local time), and at any adjournment or postponement thereof, upon the following matters on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" EACH OF THE PROPOSALS SPECIFIED ON THE REVERSE SIDE.

(Continued and to be signed on reverse side)

COMMENTS:

ANNUAL MEETING OF STOCKHOLDERS OF
MARGO CARIBE, INC.
October 28, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.  ☒

1.	Election of Directors:

Nominees:	O 1 Evan H. Berger, O 2 Ramon L. Dominguez, O 3 Blas R. Ferraluoli, O 4 Roberto J. Luciano, O 5 Michael A. Rubin, O 6 Michael J. Spector

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See Instructions Below)

[ ]	[ ]	[ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), Mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●)

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
[   ]

2.	Ratification of appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company;

FOR	AGAINST	ABSTAIN

[ ]	[ ]	[ ]

3.	In the discretion of such proxies, upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.

Signature of Stockholder __________________________________________________

Date: _________________________________________________________________

Signature of Stockholder __________________________________________________

Date: _________________________________________________________________

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.